UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2005

iPAYMENT, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-50280
(Commission File Number)
62-1847043
(I.R.S. Employer Identification Number)
40 Burton Hills Boulevard, Suite 415
Nashville, TN 37215
(Address and zip code of principal executive offices)
(615) 665-1858
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-2.2: GUARANTEE, BY GREGORY S. DAILY
EX-2.3: GUARANTEE, BY CARL A. GRIMSTAD
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement
Merger Agreement
On December 27, 2005, iPayment, Inc. (“iPayment”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with iPayment Holdings, Inc. (“Holdings”) and iPayment MergerCo, Inc. (“MergerCo”). Under the Merger Agreement, MergerCo, a wholly-owned subsidiary of Holdings formed for the purpose of effecting the merger, will be merged with and into iPayment, with iPayment remaining as the surviving corporation. Holdings is a Delaware corporation newly formed by Gregory S. Daily, the Chairman and Chief Executive Officer of iPayment, and Carl A. Grimstad, the President of iPayment. Upon completion of the merger, each issued and outstanding share of iPayment’s common stock will be converted into the right to receive $43.50 in cash without interest (other than shares of iPayment’s common stock held by Holdings or any of its subsidiaries immediately prior to the effective time of the merger and shares of iPayment’s common stock held by iPayment or any of its subsidiaries, or shares held by iPayment’s stockholders who perfect their appraisal rights under Delaware law).
Consummation of the merger is subject to the receipt of financing necessary to complete the transaction on the terms set forth in the commitments obtained by Holdings (or on other terms not less favorable to iPayment and Holdings, as determined by Holdings in its reasonable discretion), clearance under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, the approval of iPayment’s stockholders (including the approval of a majority of the stockholders of iPayment who are unaffiliated with Holdings), and other customary conditions. The Merger Agreement contains certain termination rights for both iPayment and Holdings, and further provides that, upon termination of the Merger Agreement under specified circumstances iPayment may be required to pay to Holdings an amount equal to (1) the out-of-pocket expenses of Holdings and its affiliates related to the merger and any related financing up to $3 million and (2) a fee equal to $15 million. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
In addition, attached hereto as Exhibit 99.1 is a press release, dated December 27, 2005, entitled “iPayment Announces Definitive Merger Agreement for $43.50 In Cash Per Share.”
Amendment No. 2 to Rights Agreement
     On December 27, 2005, iPayment entered into Amendment No. 2 (the “Second Amendment”) to the Rights Agreement, dated May 12, 2003, as amended by Amendment No. 1 thereto dated as of November 28, 2005 (such agreement as amended the “Rights Agreement”), between iPayment and Wachovia Bank, N.A., as Rights Agent. The Second Amendment, among other things, amended the definition of “Acquiring Person” in Section 1(a) of the Rights Agreement to add a provision that none of Holdings, MergerCo, any stockholder of Holdings or any of their respective Affiliates or Associates (as such terms are defined in the Rights Agreement) shall be deemed to be an “Acquiring Person” in connection with the transactions contemplated by the Merger Agreement, provided that in the event the Merger Agreement is terminated in accordance with its terms any person or entity that would otherwise be an “Acquiring Person” shall divest a sufficient number of shares of iPayment’s common stock so that such person or entity would not be an Acquiring Person without reliance on such provision.
A copy of the Second Amendment is included as Exhibit 7 to iPayment’s Form 8-A/A dated December 28, 2005 and is incorporated herein by reference. This description of the Second Amendment does not purport to be complete, and is qualified in its entirety by reference to the Second Amendment.
Guarantees
On December 27, 2005, iPayment entered into Guarantees with each of Gregory S. Daily, the Chairman and Chief Executive Officer of iPayment (the “Daily Guarantee”), and Carl A. Grimstad, the President of iPayment (the “Grimstad Guarantee” and together with the Daily Guarantee, the “Guarantees”). Under the Guarantees, each of Mr. Daily and Mr. Grimstad, as Guarantors, guarantee to iPayment, as the Guaranteed Party, the due and punctual payment of one-half of any damages payable by Holdings and/or MergerCo under the Merger Agreement as a result of the breach by Holdings and/or MergerCo of its obligations thereunder. Mr. Daily’s liability under the Daily Guarantee is capped at $20 million and Mr. Grimstad’s liability under the Grimstad Guarantee is capped at $10 million.
The Daily Guarantee is attached hereto as Exhibit 2.2 and the Grimstad Guarantee is attached hereto as Exhibit 2.3. The description of the Guarantees does not purport to be complete, and is qualified in its entirety by reference to the Guarantees.
AVAILABILITY OF PROXY STATEMENT; PARTICIPANTS IN SOLICITATION
iPayment stockholders are not being asked to take any action at this time. It is anticipated that a Special Meeting of the stockholders of iPayment will be held in the first or second quarter of 2006 to consider the merger, with the exact timing dependent on the completion of necessary filings.
This Form 8-K may be deemed to be solicitation material in respect of the proposed merger. iPayment and its directors and executive officers may be deemed to be participants in the solicitation of proxies from iPayment stockholders in connection with the merger. Information about the directors and executive officers of iPayment and their ownership of iPayment stock is set forth in the proxy statement for iPayment’s 2005 Annual Meeting of Stockholders and will be set forth in the proxy statement relating to the Special Meeting.
In connection with the proposed merger, iPayment plans to file a preliminary proxy statement on Schedule 14A and Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission. The information contained in such preliminary filings will not be complete and may be changed. The definitive proxy statement will be mailed to the stockholders of iPayment containing information about iPayment, iPayment Holdings, Inc., iPayment MergerCo, Inc., Gregory S. Daily, Carl A. Grimstad, the merger and related matters. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND SCHEDULE 13E-3 CAREFULLY WHEN THEY ARE AVAILABLE, AS SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER.
iPayment will provide stockholders with copies of the definitive proxy statement when it becomes available, free of charge. In addition, documents filed by iPayment with the SEC will be available free of charge at the SEC’s website at www.sec.gov. Stockholders may also obtain copies of these documents without charge by requesting them in writing from iPayment, Inc., 40 Burton Hills Boulevard, Suite 415, Nashville, Tennessee, 37215, Attention: General Counsel and Secretary, or by telephone at (615) 665-1858.
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 27, 2005, among iPayment Holdings, Inc., iPayment MergerCo, Inc. and iPayment, Inc.

Exhibit 2.2	Guarantee, dated as of December 27, 2005, by Gregory S. Daily in favor of iPayment, Inc.

Exhibit 2.3	Guarantee, dated as of December 27, 2005, by Carl A. Grimstad in favor of iPayment, Inc.

Exhibit 4.8	Amendment No. 2, dated as of December 27, 2005, to Rights Agreement, dated May 12, 2003, as amended by Amendment No. 1 thereto dated as of November 28, 2005, between iPayment, Inc. and Wachovia Bank, N.A., as Rights Agent (incorporated by reference from iPayment, Inc.’s Form 8-A/A filed with the Securities and Exchange Commission on December 28, 2005).

Exhibit 99.1	Press release of iPayment, Inc., dated December 27, 2005, entitled “iPayment Announces Definitive Merger Agreement for $43.50 In Cash Per Share.”

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPAYMENT, INC.
Date: December 28, 2005	By:	/s/ Afshin M. Yazdian
		Name:	Afshin M.Yazdian
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 27, 2005, among iPayment Holdings, Inc., iPayment MergerCo, Inc. and iPayment, Inc.

Exhibit 2.2	Guarantee, dated as of December 27, 2005, by Gregory S. Daily in favor of iPayment, Inc.

Exhibit 2.3	Guarantee, dated as of December 27, 2005, by Carl A. Grimstad in favor of iPayment, Inc.

Exhibit 4.8	Amendment No. 2, dated as of December 27, 2005, to Rights Agreement, dated May 12, 2003, as amended by Amendment No. 1 thereto dated as of November 28, 2005, between iPayment, Inc. and Wachovia Bank, N.A., as Rights Agent (incorporated by reference from iPayment, Inc.’s Form 8-A/A filed with the Securities and Exchange Commission on December 28, 2005).

Exhibit 99.1	Press release of iPayment, Inc., dated December 27, 2005, entitled “iPayment Announces Definitive Merger Agreement for $43.50 In Cash Per Share.”

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